SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 29, 2010

Bryn Mawr Bank Corporation

(Exact Name of Registrant as specified in its charter)

Pennsylvania	0-15261	23-2434506
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Lancaster Avenue, Bryn Mawr, PA 19010

Registrant’s telephone number, including area code: 610-525-1700

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 2.02.	Disclosure of Results of Operations and Financial Condition.

On April 29, 2010, Bryn Mawr Bank Corporation (the “Corporation”), the parent of The Bryn Mawr Trust Company (the “Bank”) issued a Press Release announcing the results of operations for the quarter ending March 31, 2010. The Press Release, attached as Exhibit 99.1 hereto and incorporated herein by reference, is being furnished to the SEC and shall not be deemed to be “filed” for any purpose.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Corporation held its Annual Meeting of Shareholders on April 28, 2010 for the purpose of considering and acting upon the following proposals:

1. A proposal to elect two Class IV directors to each serve four year terms expiring in 2014.

The shareholders of the Corporation elected Francis J. Leto and Britton H. Murdoch as Class IV directors to each serve four year terms expiring in 2014 by the following vote:

Director Nominee	Votes For	Votes Against/ Withheld

Francis J. Leto	7,258,047	40,766

Britton H. Murdoch	7,264,414	34,399

The following directors continued in office after the Annual Meeting: Thomas L. Bennett, Scott M. Jenkins, Wendell L. Holland, David E. Lees, B. Loyall Taylor Jr., Frederick C. Peters, II and Andrea F. Gilbert.

2. A proposal to ratify KPMG LLP as the independent registered public accounting firm for the fiscal year ended December 31, 2010.

The shareholders of the Corporation ratified the appointment of KPMG LLP as the independent registered public accounting firm for the fiscal year ended December 31, 2010 by the following vote:

Votes For	Votes Against/ Withheld	Abstained
8,169,357	11,205	12,710

3. A proposal to approve the adoption of the Bryn Mawr Bank Corporation 2010 Long-Term Incentive Plan (the “Plan”).

The shareholders of the Corporation approved the adoption of the Plan by the following vote:

Votes For	Votes Against/ Withheld	Abstained
5,630,172	1,631,833	36,799

4. A shareholder proposal to eliminate classification of terms of the Board of Directors.

The shareholders of the Corporation did not approve a shareholder proposal to eliminate the elimination of classification of terms of the Board of Directors by the following vote:

Votes For	Votes Against/ Withheld	Abstained
2,941,748	3,984,922	372,140

Item 7.01.	Regulation FD Disclosure.

The response to Item 2.02 is incorporated by reference into this Item 7.01.

Item 8.01.	Other Events.

The information set forth in Item 7.01 of this Current Report on Form 8-K is incorporated in this Item 8.01 by reference.

Item 9.01.	Financial Statements and Exhibits

(d) 99.1 Press Release announcing the results of operations for the quarter ending March 31, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BRYN MAWR BANK CORPORATION

By:	/s/ Frederick C. Peters II
Frederick C. Peters II, President and Chief Executive Officer

Date: April 29, 2010

EXHIBIT INDEX

Exhibit 99.1 Press Release dated April 29, 2010